                            SCHEDULE 14A INFORMATION


           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

FILED BY THE REGISTRANT / /       FILED BY A PARTY OTHER THAN THE REGISTRANT / /

--------------------------------------------------------------------------------

Check the appropriate box:
/ / Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to sec.240.14a-ll(c) or sec.240.14a-12
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
    (2))

                      UNITED ASSET MANAGEMENT CORPORATION
                (Name of Registrant as Specified In Its Charter)


                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/X/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  1) Title of each class of securities to which transaction applies:

  2) Aggregate number of securities to which transaction applies:

  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  4) Proposed maximum aggregate value of transaction:

  5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  1) Amount Previously Paid:

  2) Form, Schedule or Registration Statement No.:

  3) Filing Party:

  4) Date Filed:

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
              UNITED ASSET MANAGEMENT CORPORATION    NORTON H. REAMER
              One International Place                Chairman of the Board
              Boston, Massachusetts 02110            and Chief Executive Officer


              March 26, 1999

              Dear Stockholder:
[UAM LOGO]

              I am pleased to invite you to attend United Asset Management Corporation's 1999 Annual Meeting of Stockholders on Thursday, May 20, 1999. We will hold the meeting at 9:30 a.m. at The Boston Harbor Hotel, 70 Rowes Wharf, Boston, Massachusetts. Annual meetings play an important role in maintaining communications and understanding among Management, the Board of Directors and our stockholders, and I hope that you will be able to join us.

              On the pages following this letter you will find the Notice of Annual Meeting of Stockholders, which lists the matters to be considered at the Annual Meeting, and the Proxy Statement, which describes the matters listed in the Notice. In this mailing, we have also enclosed UAM's 1998 Annual Report.

              If you are a shareholder of record, we have enclosed your Proxy Card, which allows you to vote on these matters. Simply mark, sign, date and mail your Proxy Card to our transfer agent, Boston EquiServe, L.P., in the enclosed postage-paid envelope. Of course, you may attend the Annual Meeting and vote in person, even if you have sent in a Proxy Card.

              If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record that you must follow in order for your shares to be voted.

              THE ABILITY TO HAVE YOUR VOTE COUNTED AT THE ANNUAL MEETING IS AN IMPORTANT STOCKHOLDER RIGHT, AND I HOPE YOU WILL CAST YOUR VOTE IN PERSON OR BY PROXY REGARDLESS OF THE NUMBER OF SHARES YOU HOLD.

              Sincerely yours,

              [SIGNATURE OF NORTON H. REAMER]

                                             UNITED ASSET MANAGEMENT CORPORATION
                                             One International Place
                                             Boston, Massachusetts 02110



                    Notice of Annual Meeting of Stockholders

TIME........................... 9:30 a.m. on Thursday, May 20, 1999

PLACE.......................... The Boston Harbor Hotel, 70 Rowes Wharf, Boston,
                                Massachusetts

ITEMS OF BUSINESS.............. (1)  To elect directors to serve until the next
                                     Annual Meeting of Stockholders and until their successors are elected and qualified.

                                (2)  To ratify the selection of
                                     PricewaterhouseCoopers LLP as our
                                     independent accountants for the fiscal year ending December 31, 1999.

                                (3)  To transact such other business as may
                                     properly come before the Annual Meeting and any adjournment or postponement of the Annual Meeting.

RECORD DATE.................... You can vote if you are a stockholder of record at the close of business on Monday, March 22, 1999.

ANNUAL REPORT.................. We have enclosed UAM's 1998 Annual Report, which is not a part of the proxy solicitation
                                material.

PROXY VOTING................... It is important that your shares be represented and voted at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please mark, sign, date and promptly mail your Proxy Card to our transfer agent, Boston EquiServe, L.P., in the enclosed postage-paid envelope.

                                You may revoke your proxy at any time prior to its exercise at the Annual Meeting.

                                                    Joseph R. Ramrath
                                                    Secretary

March 26, 1999

                                                                      [UAM LOGO]

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                              PAGE
                                                              ----
PROXY STATEMENT.............................................   1
     Stockholders Entitled to Vote..........................   1
     Proxies................................................   1
     Voting at the Annual Meeting...........................   1
     Voting on Other Matters................................   1
     Required Vote..........................................   1
     Cost of Proxy Solicitation.............................   2
     Stockholder Account Maintenance........................   2
     Section 16(a) Beneficial Ownership Reporting
      Compliance............................................   2
GOVERNANCE OF THE COMPANY...................................   2
     The Board of Directors.................................   2
     The Audit Committee....................................   2
     The Compensation Committee.............................   3
     The Executive Committee................................   3
     Compensation of Directors..............................   3
     Related Transactions...................................   4
     Indemnification........................................   4
ITEM 1 -- ELECTION OF DIRECTORS.............................   4
ITEM 2 -- SELECTION OF INDEPENDENT ACCOUNTANTS..............   7
OWNERSHIP OF UAM'S COMMON STOCK.............................   7
     Security Ownership of Management.......................   7
     Security Ownership of Certain Beneficial Owners as of
      December 31, 1998.....................................   8
EXECUTIVE OFFICERS..........................................   9
EXECUTIVE COMPENSATION......................................  10
     Summary Compensation Table.............................  10
     Total Option Exercises in 1998 and Year-End Values.....  11
     Option Grants in 1998..................................  11
     Certain Employment Arrangements........................  12
          Employment Contracts..............................  12
          Compensation on Termination of Employment.........  12
          Change-in-Control Arrangements....................  12
     Compensation Committee Report..........................  13
     Performance Graph......................................  15
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER
  PARTICIPATION.............................................  17
REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY
  PROPOSALS, NOMINATION OF DIRECTORS AND OTHER BUSINESS OF
  STOCKHOLDERS..............................................  17

                                             UNITED ASSET MANAGEMENT CORPORATION
                                             One International Place
                                             Boston, Massachusetts 02110



                                PROXY STATEMENT
--------------------------------------------------------------------------------

The Board of Directors of United Asset Management Corporation (the "Company," "UAM," "we" or "us"), a Delaware corporation, is soliciting proxies to be voted at our Annual Meeting of Stockholders and at any adjournment or postponement of the Annual Meeting. We are delivering these proxy materials in connection with this solicitation.

You are invited to attend our Annual Meeting of Stockholders on Thursday, May 20, 1999, beginning at 9:30 a.m. The Annual Meeting will be held at The Boston Harbor Hotel, 70 Rowes Wharf, Boston, Massachusetts. The meeting room is accessible to disabled persons and, upon request, we will provide equipment for hearing amplification or sign interpretation. Please call us in advance at 617-261-7342 if you require either of these services or other special accommodations.

This Proxy Statement, Proxy Card and voting instructions are being mailed on Friday, March 26, 1999. In addition, we are enclosing a copy of UAM's 1998 Annual Report.

STOCKHOLDERS ENTITLED TO VOTE

Holders of record of UAM common stock at the close of business on Monday, March 22, 1999 are entitled to receive this notice and to vote their shares at the Annual Meeting. As of that date, there were 59,609,136 shares of common stock outstanding. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.

A list of stockholders entitled to vote will be available at the Annual Meeting and for 10 days prior to the Annual Meeting, between the hours of 8:30 a.m. and 5:30 p.m., at our offices at One International Place, Boston, Massachusetts 02110, by contacting the Secretary of the Company.

PROXIES

Your vote is important. Stockholders of record may vote their proxies by marking, signing, dating and mailing a Proxy Card to our transfer agent, Boston EquiServe, L.P. If you are a stockholder of record, we have enclosed a postage-paid envelope. Stockholders whose shares are held in the name of a bank, broker or other holder of record will receive instructions from the holder of record explaining how your shares may be voted.

You may revoke your proxy at any time before the vote at the Annual Meeting by
(1) written notice to the Secretary of the Company, (2) timely delivery of a valid later-dated proxy or (3) voting by ballot at the Annual Meeting.

VOTING AT THE ANNUAL MEETING

Returning a proxy now will in no way limit your right to vote at the Annual Meeting if you later decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting. All shares that have been properly voted by proxy and not revoked will be voted at the Annual Meeting in accordance with your instructions. If you sign your Proxy Card but do not give voting instructions, the persons named as proxies will vote your shares as recommended by the Board of Directors.

VOTING ON OTHER MATTERS

If any other matters are properly presented at the Annual Meeting for consideration, the persons named in the enclosed form of Proxy Card will have the discretion to vote on those matters for you. At the date this Proxy Statement went to press, we do not know of any other matters to be raised at the Annual Meeting.

REQUIRED VOTE

The necessary quorum at the Annual Meeting is the presence, in person or by proxy, of the holders of a majority of the shares of UAM common stock that are outstanding and entitled to vote. For purposes of determining a quorum, abstentions and broker "nonvotes" are counted as present and entitled to vote. A broker "nonvote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

A plurality of the votes cast is required for the election of Directors, meaning that the Director nominee with the most affirmative votes for a particular seat is elected for that seat. Abstentions are not counted for purposes of the election of Directors. Brokers have discretionary voting power in the election of Directors.

The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is required to ratify the selection of PricewaterhouseCoopers LLP as our independent accountants for the fiscal year ending December 31, 1999. Abstentions are effectively counted as votes against this ratification. Brokers have discretionary voting power in the ratification of independent accountants.

COST OF PROXY SOLICITATION

We will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by Directors, officers or employees in person or by telephone, electronic mail, facsimile transmission or by telegram. We will not pay additional compensation to these individuals for soliciting proxies. We will also request banks, brokers and other nominees holding shares for a beneficial owner to forward copies of the proxy material to those beneficial owners and to request instructions for voting those shares. We will reimburse these banks, brokers and other nominees for their related reasonable expenses.

STOCKHOLDER ACCOUNT MAINTENANCE

Our transfer agent is Boston EquiServe, L.P. All communications concerning accounts of stockholders of record, including address changes, name changes, inquiries as to requirements to transfer shares of common stock and similar issues can be handled by calling them at 800-733-5001 or 781-575-3400 or by contacting Boston EquiServe's website at www.equiserve.com. For other information about UAM, stockholders can visit our website at www.uam.com.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our Directors and executive officers to file reports of holdings and transactions in UAM common stock with the SEC and the New York Stock Exchange. Based on our records and other information, we believe that in 1998 our Directors and executive officers met all applicable SEC filings requirements under Section 16(a), with the following exceptions. George E. Handtmann, III, a Director of UAM, failed to accurately report holdings on the Form 3 that he filed following his election as a Director. This filing was subsequently corrected. J. Duncan Campbell, Jr., a Director of UAM until May 21, 1998, failed to file on a timely basis a report on Form 4 with respect to one transaction. Robert J. Greenebaum, a Director of UAM, failed to file on a timely basis a report on Form 4 with respect to one transaction and a report on Form 5 with respect to one transaction. These transactions were subsequently reported.

                           GOVERNANCE OF THE COMPANY
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS

UAM is governed by a Board of Directors that presently consists of 13 Directors. During 1998, the Board met seven times. The Board has three ongoing committees: an Audit Committee, a Compensation Committee and an Executive Committee. During 1998, no Director attended fewer than 75% of the total of the number of Board meetings and the number of meetings held by committees on which the Director served.

The nominees for election as Directors are identified below under "Item 1 -- Election of Directors."

THE AUDIT COMMITTEE

The Audit Committee consists of Directors who meet the requirements of Section 303 of The New York Stock Exchange Listed Company Manual and, therefore, are considered independent of management of the Company. The Committee is responsible annually for recommending the Board's selection of the public accounting firm to be our independent accountants, subject to ratification by the stockholders. Under the charter adopted by the Board, the Committee:

* reviews with the independent accountants the scope of the audit, the auditors' fees and related matters;

* receives copies of the annual comments from the independent accountants on accounting procedures and systems of control;

* reviews with the independent accountants any questions, comments or suggestions they may have relating to our internal controls, accounting practices or procedures or those of our affiliates;

* reviews with management and the independent accountants our annual and quarterly financial statements and any material changes in accounting principles or practices used in preparing the statements;

* reviews the programs of our Finance Group, including procedures for assuring implementation of accepted recommendations made by the independent accountants; and

* reviews compliance with laws, regulations and internal procedures, and contingent liabilities and risks that may be material to us.

During 1998, the Committee met four times. The current composition of the Committee is:

          John A. Shane, Chairman
          Robert J. Greenebaum
          Beverly L. Hamilton
          Barbara S. Thomas

THE COMPENSATION COMMITTEE

Generally, the Compensation Committee consists entirely of Directors who qualify as "outside" directors under Internal Revenue Code Section 162(m) and as "nonemployee" directors under Rule 16b-3 under the Securities Exchange Act of 1934. (During a portion of 1998, Mr. Scaturro did not qualify as a nonemployee director under Rule 16b-3 because of an engagement of Allen & Company Incorporated by UAM. See "Governance of the Company -- Related Transactions." Therefore, he abstained from all votes of the Committee during that period with respect to equity security awards to "reporting persons" under Section 16 of the Securities Exchange Act of 1934. Because of a new engagement of Allen & Company Incorporated by UAM, Mr. Scaturro does not presently qualify as a nonemployee director under Rule 16b-3, and therefore he is presently abstaining from such votes.)

Under the charter adopted by the Board, the Committee is responsible for establishing annual and long-term performance goals for our senior officers. This responsibility includes establishing the compensation and evaluating the performance of the Chairman and Chief Executive Officer and other executive officers. In addition, the Committee:

* grants options and awards under UAM's stock option plans and deferred compensation plans;

*  administers UAM's stock option plans and deferred compensation plans;

* monitors compliance by certain executive officers with our program of required UAM stock ownership; and

*  publishes an annual Compensation Committee Report for the stockholders.

During 1998, the Committee met eight times. The current composition of the Committee is:

          Philip Scaturro, Chairman
          Robert J. Greenebaum
          Barbara S. Thomas

THE EXECUTIVE COMMITTEE

The Executive Committee performs such duties and exercises the powers delegated to the Committee by the Board of Directors. During 1998, the Committee met four times. The current composition of the Committee is:

          Norton H. Reamer, Chairman
          Jay O. Light
          Philip Scaturro
          John A. Shane

COMPENSATION OF DIRECTORS

UAM does not pay additional compensation to Directors who are employed by UAM or one of its affiliates. UAM does have an overall compensation program for nonemployee Directors, which is reviewed annually in July.

Annual Cash Retainer Fees UAM pays nonemployee Directors an annual cash retainer fee of $30,000. UAM pays nonemployee Directors who serve on the Audit or Compensation Committee an additional annual fee of $9,000 per committee. Until October 1, 1998, UAM paid nonemployee Directors who serve on the Executive Committee an additional annual fee of $9,000. Effective October 1, 1998, this annual fee rate was raised to $12,000. In addition, UAM pays the chairman of each of the Audit Committee and the Compensation Committee an additional annual fee of $2,000.

Meeting Fees UAM also pays nonemployee Directors a fee of $5,500 for attending each regular Board meeting and our annual Planning Meeting. UAM does not pay any fees for attendance at committee meetings.

Regular Stock Options Under UAM's Amended and Restated 1994 Stock Option Plan, as approved by our stockholders, on the 30th day after each annual meeting of stockholders, all of our nonemployee Directors receive nonqualified stock options to purchase 14,000 shares of common stock. The exercise price per share for these options is the closing price of our common stock on the grant date. These options are exercisable in full beginning six months after the date of grant. These options terminate five years from the date of grant or, if sooner, six months after the Director's Board service ends.

Retainer Stock Options UAM's Amended and Restated 1994 Stock Option Plan entitles all of our nonemployee

Directors to elect on a semiannual basis to receive discounted stock options in lieu of all or any portion of their annual cash retainer fee. The exercise price per share for these options is 75% of the closing price of our common stock on the grant date. The number of shares of stock under option equals the amount of the annual cash retainer fee foregone divided by 25% of the closing price of our stock on the date of grant. For example, if a Director elects to receive options in lieu of her entire annual cash retainer fee for a particular six-month period ($15,000) and the closing price of our stock is $24.00 on the date of grant, she will receive an option to purchase 2,500 shares ($15,000 divided by $6.00) at $18.00 per share. These options are exercisable in full beginning six months after the date of grant. These options terminate five years from the date of grant or, if sooner, six months after the Director's Board service ends.

RELATED TRANSACTIONS

During 1998, UAM and its affiliates were parties to certain transactions in which our Directors had an interest.

During 1998, we engaged David I. Russell under a contract to provide consulting services in connection with our business interests in Europe for an annual fee of $275,000. We are currently continuing this engagement in 1999, although Mr. Russell's time commitment has been reduced and his annual rate of compensation has been reduced to $225,000.

From time to time in 1998, we asked Professor Jay O. Light to provide consulting services in connection with our strategic planning. We paid him approximately $27,500 for these services. We anticipate that Professor Light will continue to provide similar services to us in the future, and we will pay him based on his standard hourly rate.

In December 1997, UAM Shareholder Service Center, Inc., an affiliate of UAM, entered into a nine-year sublease of office space from Pilgrim Baxter & Associates, Ltd., also an affiliate of UAM. Harold J. Baxter is Chairman, Chief Executive Officer and a revenue sharing principal of Pilgrim Baxter. Rent under the sublease is calculated from a base annual rate of approximately $780,000, which increases annually on November 1 by approximately 2% per year. During 1998, payments to Pilgrim Baxter under this sublease totaled approximately $781,000.

Philip Scaturro is an Executive Vice President and a Managing Director of Allen & Company Incorporated. In 1998, we engaged Allen & Company Incorporated to provide investment banking services in connection with a proposed sale of a UAM affiliate. Under the contract, we did not incur any fee for this engagement, because no transaction was completed. In the first quarter of 1999, we engaged Allen & Company Incorporated to provide services in connection with a possible sale of certain assets of UAM. We will not incur any fees for this engagement unless a transaction is closed.

We believe that each of these transactions is on terms that are no less favorable to UAM or its affiliates than could be obtained from unaffiliated third parties.

INDEMNIFICATION

We indemnify our Directors and officers to the fullest extent permitted by law for their acts or omissions in their capacity as a Director or officer of UAM, so that they will serve free from undue concern for liability for actions taken on behalf of UAM. This is required under our By-laws.

                        ITEM 1 -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

UAM's By-laws provide that the Board shall consist of between one and 15 Directors. From time to time, the number of Directors is determined by the Board or at an annual meeting of stockholders. Most recently, the Board has fixed the number of Directors at 13.

The persons named in the enclosed Proxy Card intend to vote the proxy for the election of each of the 13 nominees, unless you indicate on the Proxy Card that your vote should be withheld from any or all of these nominees. Each nominee elected as a Director will continue in office until his or her successor has been elected, or until his or her death, resignation or retirement.

We expect each nominee for election as a Director to be able to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees, unless the Board chooses to reduce the number of Directors serving on the Board.

The principal occupation and certain other information about the nominees are presented in the following table.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE FOLLOWING NOMINEES FOR ELECTION AS DIRECTORS.

--------------------------------------------------------------------------------------------------------------------------------
Name and Age as of the May 20, 1999 Meeting Date          Position, Principal Occupation, Business, Experience and Directorships
--------------------------------------------------------------------------------------------------------------------------------
Norton H. Reamer...................................  63   The founder of UAM and our Chief Executive Officer
                                                          since UAM's incorporation in 1980. UAM's President
                                                          from 1980 until March 1998. Chairman, President and a
                                                          director or trustee of UAM Funds, Inc. and UAM Funds
                                                          Trust, each of which is an investment company.
                                                          Currently nominated a director of PBHG Advisor Funds,
                                                          Inc. (which is expected to be renamed UAM Funds, Inc.
                                                          II), and expected to be elected Chairman and President
                                                          of this investment company. A director or trustee of
                                                          82 investment companies in the Eaton Vance Group of
                                                          Funds, and a trustee of Union College. A Director of
                                                          UAM since 1980, Chairman of the Board since March
                                                          1998, and Chairman of the Executive Committee.

Charles E. Haldeman, Jr............................  50   UAM's President since March 1998, and Chief Operating
                                                          Officer since May 1998. From 1976 until joining UAM, a
                                                          principal and a director of Cooke & Bieler, Inc., one
                                                          of our affiliates. A Director of UAM from May 1988 to
                                                          May 1989, from May 1990 to May 1991, from May 1995 to
                                                          May 1996, and since March 1998.

Harold J. Baxter...................................  53   For more than five years, Chairman and Chief Executive
                                                          Officer of Pilgrim Baxter & Associates, Ltd., one of
                                                          our affiliates. Chairman of the board of directors of
                                                          the PBHG Funds, Inc., PBHG Insurance Series Fund, Inc.
                                                          and PBHG Advisor Funds, Inc., all of which are
                                                          investment companies. A Director of UAM since May
                                                          1996.

Francis Finlay.....................................  56   For more than five years, Co-Chairman and Chief
                                                          Executive Officer of Clay Finlay Inc., one of our
                                                          affiliates. A director of the American Friends of the
                                                          British Museum, Blakeney Investors, Boyar Allan Global
                                                          Fund, Inc., The Eastern European Development Fund
                                                          Limited, EastWest Institute, Lebanon Holdings, and The
                                                          Scottish Investment Trust Plc. A Director of UAM since
                                                          May 1998.

Robert J. Greenebaum...............................  81   Retired as Treasurer of Inland Steel Company in 1981.
                                                          Since then, a business consultant. A director of the
                                                          Blue Chip Value Fund, which is an investment company.
                                                          A Director of UAM since 1982, and a member of the
                                                          Audit and Compensation Committees.

Beverly L. Hamilton................................  52   Since 1991, President of ARCO Investment Management
                                                          Company and Vice President and Investment Officer of
                                                          Atlantic Richfield Company. From 1987 to 1991, Deputy
                                                          Comptroller -- Asset Management of the City of New
                                                          York, and, prior to that, senior investment positions
                                                          with United Technologies Corp. and Morgan Stanley &
                                                          Co. A director of Emerging Markets Growth Fund
                                                          (American Funds), an investment company, and chairman
                                                          of the board's committee on directors. A director or
                                                          trustee of MassMutual Series and Institutional Funds
                                                          and The Common Fund, each of which is an investment
                                                          company. A director of CTG Resources, chairman of the
                                                          board's pension committee and a member of the board's
                                                          committee on directors. A Director of UAM since May
                                                          1997, and a member of the Audit Committee.

--------------------------------------------------------------------------------------------------------------------------------
Name and Age as of the May 20, 1999 Meeting Date          Position, Principal Occupation, Business, Experience and Directorships
--------------------------------------------------------------------------------------------------------------------------------
George E. Handtmann, III...........................  46   Since January 1998, Executive Managing Director of
                                                          Provident Investment Counsel, Inc., one of our
                                                          affiliates. For more than five years prior to that
                                                          date, a Managing Director of Provident. A Director of
                                                          UAM since May 1998.

Jay O. Light.......................................  57   For more than five years, a professor at the Harvard
                                                          Business School concentrating in capital markets and
                                                          investment management. Since September 1998, Senior
                                                          Associate Dean for Planning and Development at the
                                                          Harvard Business School. From 1977 to 1979, Director
                                                          of Investment Policies at the Ford Foundation. A
                                                          director of Harvard Management Company, Inc. A trustee
                                                          of the College Retirement Equity Fund (CREF), the GMO
                                                          Funds and the Baupost Fund, each of which is an
                                                          investment company. A Director of UAM since 1987, and
                                                          a member of the Executive Committee.

Michael C. Mewhinney...............................  54   For more than five years, a principal of Barrow,
                                                          Hanley, Mewhinney & Strauss, Inc., one of our
                                                          affiliates. A Director of UAM from May 1992 to May
                                                          1994.

David I. Russell...................................  56   Since 1989, an independent financial consultant.
                                                          Before 1989, a director of Warburg Securities, part of
                                                          S.G. Warburg & Co., an international securities
                                                          brokerage and investment banking group, and a director
                                                          of S.G. Warburg & Co., Inc., a U.S. subsidiary of S.G.
                                                          Warburg & Co. A Director of UAM since 1981.

Philip Scaturro....................................  60   For more than five years, an Executive Vice President
                                                          and a Managing Director of Allen & Company
                                                          Incorporated, an investment banking firm. A director
                                                          of Intrenet, Inc. and a member of that firm's
                                                          compensation committee. A Director of UAM since 1981,
                                                          Chairman of the Compensation Committee and a member of
                                                          the Executive Committee.

John A. Shane......................................  66   For more than five years, President of Palmer Service
                                                          Corporation, a venture capital management company. A
                                                          director of Arch Communications Group, Inc., Eastern
                                                          Bank, Overland Data Inc. and Gensym Corporation, and a
                                                          trustee of the TNE Funds Group, which is an investment
                                                          company. A Director of UAM since 1981, Chairman of the
                                                          Audit Committee and a member of the Executive
                                                          Committee.

Barbara S. Thomas..................................  52   Executive Chairman of Whitworths Group Ltd. Before
                                                          December 1994, Director, Business and Legal Affairs,
                                                          for News International plc. Prior to joining News
                                                          International, from 1990 to 1993, a Managing Director
                                                          of the investment banking firm Cramer Rosenthal
                                                          McGlynn, Inc. From 1980 to 1983, a Commissioner of the
                                                          Securities and Exchange Commission. A Director of UAM
                                                          since 1993, and a member of the Audit and Compensation
                                                          Committees.

Each of the nominees except Mr. Mewhinney is presently serving as a Director. It is our policy to nominate for election to the Board each year several principals of our affiliates, and to rotate these seats on the Board among our firms. Messrs. Baxter, Finlay, Handtmann and Mewhinney are being nominated for these seats. The seat for which Mr. Mewhinney is being nominated is presently held by Bryant M. Hanley, Jr.

                 ITEM 2 -- SELECTION OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

The Board of Directors, upon the recommendation of its Audit Committee, has selected PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 1999, subject to ratification by our stockholders. This firm served as our independent accountants in 1998.

Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting to answer appropriate questions. They will also have the opportunity to make a statement if they desire to do so.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.

                        OWNERSHIP OF UAM'S COMMON STOCK
--------------------------------------------------------------------------------

                        SECURITY OWNERSHIP OF MANAGEMENT

On February 28, 1999, UAM had 60,222,712 shares of common stock issued and outstanding. The following table lists certain information about the beneficial ownership of UAM common stock as of that date by:

* each of our current Directors;

* each nominee for Director;

* our Chief Executive Officer;

* each of our four other most highly compensated executive officers; and

* all of our Directors and executive officers as a group.

Unless otherwise noted, these individuals have sole voting and investment power over all shares listed. Where applicable, ownership is subject to community property laws. The column headed "Number of Shares Issuable" lists:

(a) shares issuable upon the exercise of warrants or stock options within 60 days after February 28, 1999;

(b) amounts allocated as notional shares in this individual's account in UAM's Deferred Compensation Plan; and

(c) shares subject to deferred delivery under UAM's Stock Option Deferral Plan.

Notional shares under UAM's Deferred Compensation Plan, and shares subject to deferred delivery under UAM's Stock Option Deferral Plan, are evidenced by a bookkeeping entry. Holders of these shares have no voting or investment power.

In accordance with SEC rules, the percentage listed in the final column is calculated for each individual by treating his or her issuable shares as outstanding.

                                                             NUMBER OF         NUMBER OF
                          NAME                             ISSUED SHARES    SHARES ISSUABLE      TOTAL     PERCENT
                          ----                             -------------    ---------------    ---------   -------
Harold J. Baxter(1)......................................           --           888,440         888,440     1.5%
Francis Finlay(1)........................................    1,398,605                --       1,398,605     2.3%
Robert J. Greenebaum(2)..................................       45,351            60,462         105,813     *
Charles E. Haldeman, Jr..................................      180,000            51,009         231,009     *
Beverly L. Hamilton......................................        1,000            34,517          35,517     *
George E. Handtmann, III(1)..............................      213,860           201,741         415,601     *
Bryant M. Hanley, Jr.(1)(3)..............................      896,798             5,000         901,798     1.5%
Jay O. Light.............................................       12,612            75,748          88,360     *
Michael C. Mewhinney(1)..................................      496,178             5,000         501,178     *
Norton H. Reamer.........................................    2,149,996           237,613       2,387,609     4.0%
David I. Russell(4)......................................       25,000            58,000          83,000     *
Philip Scaturro(5).......................................       62,000            55,644         117,644     *
John A. Shane(6).........................................       33,400            58,000          91,400     *
Barbara S. Thomas........................................        2,000            75,748          77,748     *
William H. Park..........................................      166,370           134,583         300,953     *
Franklin H. Kettle.......................................       67,330           127,858         195,188     *

                                                             NUMBER OF         NUMBER OF
                          NAME                             ISSUED SHARES    SHARES ISSUABLE      TOTAL     PERCENT
                          ----                             -------------    ---------------    ---------   -------
George D. McClelland.....................................       20,300            43,850          64,150       *
All UAM Executive Officers and Directors as a Group
  (23 individuals).......................................    5,796,909         2,228,433       8,025,342    12.9%

---------------
  * Less than 1%

(1) This individual is a former owner of a UAM affiliate. When UAM acquired this affiliate, this individual received(directly or indirectly) a portion of the purchase price in UAM common stock or warrants to purchase shares of UAM common stock. This individual had no connection with UAM before such acquisition.

(2) Includes 14,400 shares owned by Mr. Greenebaum's wife. Mr. Greenebaum disclaims beneficial ownership of these shares.

(3) This individual is a current Director of UAM who is not standing for re-election.

(4) Includes 5,000 shares held in trust. Mr. Russell has shared voting and investment power over these shares.

(5) Does not include 1,937,772 shares of Common Stock owned by entities affiliated with Allen & Company Incorporated. Mr. Scaturro is an Executive Vice President and a Managing Director of this company. Also does not include 2,000 shares of common stock owned by the Philip Scaturro Foundation. Mr. Scaturro is President, Treasurer and Trustee of this foundation. Mr. Scaturro disclaims beneficial ownership of all shares described in this footnote.

(6) Includes 2,264 shares of common stock owned by Palmer Service Corporation. Mr. Shane is President of this company.

    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AS OF DECEMBER 31, 1998

The following table lists certain information, to the best of our knowledge, about the beneficial ownership of UAM stock as of December 31, 1998 by each person or entity owning beneficially more than 5% of UAM's common stock. This table is based on Schedules 13G filed with the SEC by these persons or entities.

                                                              NUMBER OF SHARES OF
NAME AND ADDRESS                                               UAM COMMON STOCK     PERCENT
----------------                                              -------------------   -------
Franklin Resources, Inc. (1)................................       9,610,700         15.6%
  777 Mariners Island Boulevard
  San Mateo, CA 94404
Tiger Management L.L.C. (2).................................       9,330,262         15.2%
  101 Park Avenue
  New York, NY 10178
Oak Value Capital Management, Inc. (3)......................       4,044,890          6.6%
  3100 Tower Boulevard, Suite 700
  Durham, NC 27707

---------------
(1) This entity reported that its subsidiary, Franklin Mutual Advisers, Inc., has sole voting power and sole dispositive power over all such shares as of December 31, 1998.

(2) This includes shares owned by Tiger Performance L.L.C., an entity under common control with Tiger Management L.L.C. These entities reported having shared voting power and shared dispositive power over all such shares as of December 31, 1998.

(3) This entity reported having shared voting power over 3,770,940 of such shares, and shared dispositive power over all such shares as of December 31, 1998.

                               EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

UAM's executive officers are elected by the Board of Directors and hold office until the first meeting of the Board following the annual meeting of stockholders. Norton H. Reamer is UAM's Chairman of the Board and Chief Executive Officer. Charles E. Haldeman, Jr. is UAM's President and Chief Operating Officer. Certain information about Messrs. Reamer and Haldeman is presented on page 5 under "Item 1 -- Election of Directors." Certain information about UAM's other executive officers is presented in the following table.

--------------------------------------------------------------------------------

Name and Age as of the May 20, 1999 Meeting Date          Position with UAM and Business Experience
----------------------------------------------------------------------------------------------------------------
William H. Park....................................  51   Executive Vice President and Chief Financial Officer
                                                          since 1994, and a member of our Management Committee.
                                                          Joined UAM as Vice President in 1982, and named Senior
                                                          Vice President and Treasurer in 1985. Also Vice
                                                          President of UAM Funds, Inc. and UAM Funds Trust, each
                                                          of which is an investment company. Expected to be
                                                          elected Vice President of PBHG Advisor Funds, Inc.
                                                          (which is expected to be renamed UAM Funds, Inc. II),
                                                          an investment company.
Franklin H. Kettle.................................  41   Executive Vice President and Director of Corporate
                                                          Development since 1996, and a member of our Management
                                                          Committee. Joined UAM in 1986, and named Vice
                                                          President later in 1986, Senior Vice President in 1991
                                                          and Director of Corporate Development in 1994.
Joseph R. Ramrath..................................  42   Senior Vice President, General Counsel and Secretary
                                                          since 1996, and a member of our Management Committee.
                                                          For more than five years prior to joining UAM, a
                                                          member of the Boston law firm of Hill & Barlow, a
                                                          Professional Corporation.
Richard S. Robie III...............................  39   Senior Vice President since 1997, head of our
                                                          Operations Group, and a member of our Management
                                                          Committee. Joined UAM as Vice President in 1992.
George D. McClelland...............................  52   Senior Vice President since joining UAM in 1994, in
                                                          our Operations Group. Senior Vice President and Chief
                                                          Administrative Officer at Kendall Square Research
                                                          Corp. in October 1993. Prior to that, various
                                                          management positions at subsidiaries and divisions of
                                                          Fidelity Investments, including Managing Director of
                                                          Fidelity Capital from 1992 to 1993, and Managing
                                                          Director of Fidelity International, Ltd. and President
                                                          of Audit Operations and Analysis from 1990 to 1992.
Amit M. Nanavati...................................  53   Senior Vice President since 1997, in our Finance
                                                          Group. Joined UAM as Vice President in 1996. For more
                                                          than five years prior to joining UAM, various
                                                          financial positions at Digital Equipment Corporation,
                                                          most recently Vice President, Finance, Components &
                                                          Peripherals Business Unit.
Thomas Leavitt, III................................  39   Senior Vice President since 1997, in our Operations
                                                          Group. For more than five years prior to joining UAM,
                                                          various positions at Alliance Capital Management
                                                          Corporation, most recently Senior Vice President.
Juliana M. Coyle...................................  43   Senior Vice President since September 1998, and
                                                          Treasurer since 1994. Joined UAM as Assistant
                                                          Treasurer in 1993, and named Vice President in 1997.

Name and Age as of the May 20, 1999 Meeting Date          Position with UAM and Business Experience
----------------------------------------------------------------------------------------------------------------
Kevin P. O'Brien...................................  41   Senior Vice President since September 1998, in our
                                                          Corporate Development Group. Joined UAM as Vice
                                                          President in 1996. For more than five years prior to
                                                          joining UAM, Vice President and Counsel at Copley Real
                                                          Estate Advisors, Inc.

                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

                           SUMMARY COMPENSATION TABLE

The following table shows certain information about the compensation paid to our Chief Executive Officer and each of our four other most highly compensated executive officers.

                                                                                       LONG-TERM
                                                                                     COMPENSATION
                                                   ANNUAL COMPENSATION              ---------------
                                        -----------------------------------------       SHARES
                                                                   OTHER ANNUAL       UNDERLYING
                                                                 COMPENSATION ($)   OPTIONS GRANTED      ALL OTHER
  NAME AND PRINCIPAL POSITION    YEAR   SALARY ($)   BONUS ($)         (1)                (#)         COMPENSATION ($)
  ---------------------------    ----   ----------   ---------   ----------------   ---------------   ----------------
Norton H. Reamer...............  1998    850,000      621,600         58,800            185,000                --
  Chairman of the Board,         1997    850,000      772,000         58,800            126,000                --
  Chief Executive Officer and    1996    800,000      814,000         58,800             75,000                --
  Director
----------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman, Jr. (2)...  1998    791,700      466,200         82,900            285,000           203,100
  President, Chief Operating
  Officer and Director
----------------------------------------------------------------------------------------------------------------------
William H. Park................  1998    570,000      475,000         52,800            139,000                --
  Executive Vice President       1997    550,000      463,200         52,800             70,000
  and Chief Financial Officer    1996    500,000      447,700         53,000             48,000                --
----------------------------------------------------------------------------------------------------------------------
Franklin H. Kettle.............  1998    490,000      500,000         51,300            138,000                --
  Executive Vice President       1997    450,000      482,000         51,300             62,000                --
  and Director of Corporate      1996    400,000      406,800         51,400             51,200                --
  Development
----------------------------------------------------------------------------------------------------------------------
George D. McClelland...........  1998    360,000      235,000         52,800             44,000                --
  Senior Vice President          1997    330,000      231,600         52,800             20,000                --
                                 1996    300,000      203,500         53,000             23,400                --

---------------

(1) This amount includes Company-paid life insurance premiums, Company contributions to the individual's profit-sharing retirement plan account and Company contributions to the individual's account in UAM's Deferred Compensation Plan. For 1998, the respective portions of these benefits were: Mr. Reamer, $8,800, $24,000 and $26,000; Mr. Haldeman, $2,900,
     $24,000 and $26,000; Mr. Park, $2,800, $24,000 and $26,000; Mr. Kettle,
     $1,300, $24,000 and $26,000; and Mr. McClelland, $2,800, $24,000 and
     $26,000. The amount for Mr. Haldeman also includes $30,000 of rent paid by UAM for temporary housing near our executive offices in Boston.

(2) Mr. Haldeman became an executive officer of UAM in March 1998. Before that time, Mr. Haldeman was a principal of Cooke & Bieler, Inc., one of our affiliates. The Salary listed in the table includes amounts paid by Cooke & Bieler for Mr. Haldeman's full-time services before he joined UAM. The All Other Compensation listed in the table was paid by Cooke & Bieler to Mr. Haldeman after he joined UAM in connection with the termination of his employment and the transition of his responsibilities for Cooke & Bieler's clients.

               TOTAL OPTION EXERCISES IN 1998 AND YEAR-END VALUES

This table gives information for options exercised in 1998 by our Chief Executive Officer and each of our four other most highly compensated executive officers, and the value (stock price less exercise price) of the remaining options held by those executive officers at year end, using the closing price ($26.00) of our common stock on December 31, 1998.

                                                                      NUMBER OF SHARES             VALUE OF UNEXERCISED
                                                                   UNDERLYING UNEXERCISED          IN-THE-MONEY OPTIONS
                                 SHARES                          OPTIONS HELD AT 12/31/1998          AT 12/31/1998 (1)
                                ACQUIRED          VALUE         ----------------------------    ---------------------------
                               ON EXERCISE       REALIZED       EXERCISABLE    UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
NAME                               (#)             ($)              (#)             (#)             ($)            ($)
----                           -----------    --------------    -----------    -------------    -----------   -------------
Norton H. Reamer.............    55,400          374,000          178,400         334,000        1,008,400        942,900
Charles E. Haldeman, Jr......    39,832          250,300               --         285,000               --      1,082,500
William H. Park..............    61,400          362,100           68,500         224,500          390,000        693,000
Franklin H. Kettle...........        --               --           94,900         219,300          553,800        703,800
George D. McClelland.........    20,300          218,000           31,850          75,850          223,500        273,000

---------------

(1) An "in-the-money" option is an option for which the exercise price of the underlying stock is less than the closing price ($26.00) of our common stock on December 31, 1998; the value shown reflects stock price appreciation since the option's date of grant.

                             OPTION GRANTS IN 1998

This table shows all options to purchase our common stock granted in 1998 to our Chief Executive Officer and each of our four other most highly compensated executive officers, and the potential value of such grants based on the Black-Scholes option pricing model. This method of valuation is required to be disclosed by SEC rules, and is not meant to forecast possible future appreciation in our stock price.

                          NUMBER OF SHARES      PERCENT OF TOTAL     EXERCISE OR BASE
                         UNDERLYING OPTIONS    OPTIONS GRANTED TO      PRICE ($/SH)                        GRANT DATE PRESENT
NAME                      GRANTED (#) (1)      EMPLOYEES IN 1998           (2)           EXPIRATION DATE     VALUE ($) (3)
----                     ------------------    ------------------    ----------------    ---------------   ------------------
Norton H. Reamer.......       140,000                 4.11                23.625            1/20/2003           671,900
                               45,000                 1.32                21.500            9/30/2003           173,200
-----------------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman,
  Jr...................       200,000                 5.87                22.500            2/02/2003           901,200
                               85,000                 2.50                21.500            9/30/2003           327,200
-----------------------------------------------------------------------------------------------------------------------------
William H. Park........        84,000                 2.47                23.625            1/20/2003           403,200
                               55,000                 1.62                21.500            9/30/2003           211,700
-----------------------------------------------------------------------------------------------------------------------------
Franklin H. Kettle.....        83,000                 2.44                23.625            1/20/2003           398,400
                               55,000                 1.62                21.500            9/30/2003           211,700
-----------------------------------------------------------------------------------------------------------------------------
George D. McClelland...        24,000                 0.71                23.625            1/20/2003           115,200
                               20,000                 0.59                21.500            9/30/2003            77,000

---------------

(1) All options are exercisable in cumulative 25% installments on each of the first four anniversaries of the date of the grant.

(2) The exercise or base price for all stock option grants shown in this column is the closing price of our common stock on the date of the grant.

(3) The Black-Scholes model is used typically to price exchange-traded options. This model relies on the following assumptions, which may prove to be inaccurate in the future:

                                  FOR OPTIONS EXPIRING ON     FOR OPTIONS EXPIRING ON     FOR OPTIONS EXPIRING ON
                                         1/20/2003                    2/2/2003                   9/30/2003
                                  ------------------------    ------------------------    ------------------------
Stock Price Volatility..........           22.408%                     22.680%                     23.231%
Dividend Yield..................            3.386%                      3.556%                      3.721%
Risk-free Rate of Return........            5.410%                      5.410%                      4.230%
Option Term.....................          5 years                     5 years                     5 years

The model also assumes a liquid market for options, although the options awarded under UAM's stock option plan generally may not be transferred. Further, exchange-traded options may be exercised immediately; however, UAM's options are subject to certain vesting rules. For these reasons, we believe that the model may overstate the value of the options UAM awards. The actual value of these options, if any, will depend on the market price of our common stock on the date of exercise.

                        CERTAIN EMPLOYMENT ARRANGEMENTS

EMPLOYMENT CONTRACTS

UAM has entered into an employment agreement with Charles E. Haldeman, Jr., its President and Chief Operating Officer. This agreement includes the following provisions:

*  a term of three years, commencing March 1, 1998;

*  an annual salary of not less than $800,000;

* an annual bonus of (a) UAM's Operating Cash Flow (as defined in the Compensation Committee Report below) per share in excess of $2.00, multiplied by (b) 720,000, subject to modification by the Compensation Committee as described in the Compensation Committee Report below; and

* annual stock option grants for a number of shares equal to (a) the bonus payable to Mr. Haldeman for the year, divided by (b) the value of an option on a single share of UAM common stock based on the Black-Scholes model, subject to modification by the Compensation Committee as described in the Compensation Committee Report below.

COMPENSATION ON TERMINATION OF EMPLOYMENT

Deferred Compensation Plan The Plan provides some officers of UAM with enhanced retirement security through tax-deferred benefits payable upon retirement, death or other termination of employment. The Plan contemplates annual contributions by UAM, which are then deemed invested in shares of UAM common stock or shares of one or more mutual funds at the employee's election. Benefits are subject to a five-year vesting schedule.

Stock Option Deferral Plan The Plan allows employees who hold certain nonqualified stock options to defer receipt of shares of UAM's common stock otherwise issuable on an exercise of the stock option until retirement, death or other termination of employment. Most tax withholding is deferred until the issuance of shares. The Plan provides these employees with enhanced retirement security, and encourages these employees to own and hold UAM common stock.

CHANGE-IN-CONTROL ARRANGEMENTS

Some of UAM's compensation plans contain provisions that are triggered by a change-in-control of UAM. If a change-in-control occurs, under the Deferred Compensation Plan and Stock Option Deferral Plan, all benefits become immediately payable, and, under all stock option plans (including plans previously in effect that have options still outstanding), all options become immediately fully vested and exercisable.

Under these plans, a change-in-control includes any of the following events:

* any "person," as defined in the Securities Exchange Act of 1934, as amended, acquires 20 percent or more of our voting securities;

*  a majority of UAM's Directors are replaced; or

* UAM's stockholders approve certain mergers, or a liquidation or sale of substantially all of our assets.

Based on account balances at December 31, 1998, upon a change-in-control the following aggregate benefits would become immediately payable to UAM's current officers participating in these compensation plans:

* approximately 20,400 shares of UAM common stock (based on notional share account balances) and approximately $367,300 (based on mutual fund account balances) under the Deferred Compensation Plan; and

*  8,780 shares of UAM common stock under the Stock Option Deferral Plan.

                         COMPENSATION COMMITTEE REPORT

Please see the glossary at the end of this report for definitions of the capitalized terms used in this report that have not already been defined in the Proxy Statement.

The Compensation Committee consists entirely of Directors who are not officers or employees of UAM or its affiliates. The Committee establishes the salaries and other compensation of UAM's executive officers, including its Chief Executive Officer and the other Named Executive Officers. The Committee also administers UAM's Deferred Compensation Plan, Stock Option Plan and Stock Option Deferral Plan.

GENERAL COMPENSATION PHILOSOPHY

The Company's executive compensation program is designed to:

* retain executive officers by paying them competitively, motivate them to contribute to the Company's success, and reward them for their performance;

* link a substantial part of each executive officer's compensation to the performance of both the Company and the individual executive officer; and

* encourage ownership of UAM common stock by executive officers, to further tie the interests of management to the interests of UAM stockholders.

The Committee applies these principles to determine annual compensation opportunities and payments for the Named Executive Officers and UAM's other executive officers.

ESTABLISHING TOTAL COMPENSATION OPPORTUNITIES

In determining total annual compensation opportunities for the Named Executive Officers, the Committee considers many factors including:

*  the experience and compensation history of the executive officer;

* the Company's performance as measured by Operating Cash Flow per share, revenues, earnings, changes in assets under management by its affiliates, and total stockholder return compared to that of the New Peer Group; and

* the total annual compensation paid by competitors in the asset management industry to their senior management.

We believe that UAM's most direct competitors for executive talent are not necessarily all of the companies that would be included in a peer group established to compare stockholder returns. Therefore, the compensation peer group is not the same as the New Peer Group used for the performance graph on page 16. Based on available public data, the Committee believes that the 1998 annual compensation for each of the Named Executive Officers was near the median of the range of annual compensation paid for comparable positions by UAM's most direct competitors for executive talent in the asset management business.

BALANCING THE ELEMENTS OF COMPENSATION

The Committee's compensation program is intended to balance three elements--salaries, bonuses and stock options. The Committee also tries to align the compensation opportunities of executive officers closely with the interests of UAM's stockholders in allocating compensation opportunities among these elements. Therefore, bonuses are tied to UAM's performance, as measured by Operating Cash Flow per share, revenues, earnings, changes in assets under management by its affiliates, and total stockholder return compared to that of the New Peer Group, and the ultimate value of stock option grants is intrinsically tied to increases in the price of UAM's common stock.

For UAM's Chief Executive Officer, President, and Executive Vice Presidents, the combination of target quarterly bonuses and the aggregate Option Value of stock option grants equals approximately twice the individual's salary amounts. Thus, target bonuses for 1998 were set at levels roughly corresponding to these officers' salaries, and, except for Mr. Haldeman, stock options were granted with an aggregate Option Value on the date of grant that approximated their 1997 bonus awards. Because Mr. Haldeman joined UAM in 1998, the Committee granted him stock options as part of his signing package. For Mr. McClelland, a Senior Vice President, the target bonus for 1998 was set at approximately 80% of his salary, and stock options were granted for a number of shares equal to the total of his salary for 1998 and bonus for 1997 divided by the exercise price.

Salaries Salaries for each of the Named Executive Officers are based on the Committee's evaluation of:

*  the executive officer's job performance;

* the executive officer's contribution to the Company's growth and profitability;

* any increase in the executive officer's responsibilities, whether as a result of the Company's growth and other factors or a reassignment of responsibilities among members of the management team;

* the success of the management team in achieving the Company's short-term and long-term goals;

* the importance of the executive officer to the future growth and profitability of the Company;

* the salaries and total compensation mix paid to executive officers holding equivalent positions by companies in the compensation peer group described above; and

*  the experience and compensation history of the executive officer.

Bonuses Although the Committee and the Board of Directors continue to consider Operating Cash Flow per share to be the most important basis for measuring the value of UAM to its stockholders, for 1998, the Committee made two significant adjustments intended to make these cash flow bonuses even more responsive to Company performance. First, in calculating target bonuses, the Committee raised the quarterly Operating Cash Flow per share threshold from $0.25 to $0.50, while recalibrating the calculation so that this change, by itself, would not reduce target bonuses. Second, the Committee now considers UAM's total stockholder return compared to that of the New Peer Group, changes in UAM's earnings per share, net client cash flow at UAM's affiliates and other elements of the Company's performance in determining whether to modify the amount of cash flow bonus payable to each executive officer under the strictly formulaic approach. With respect to executive officers other than the Chief Executive Officer and the President, the Committee also considers the performance of the executive officers in their respective functional areas.

The cash flow bonuses earned by the Chief Executive Officer and President for 1998 and reported in the table on page 10 were approximately 30% below the bonus targets calculated by the formula. This adjustment reflects the Committee's overall assessment of UAM's performance in 1998, based on the criteria described above.

The cash flow bonuses earned by the other Named Executive Officers for 1998 and reported in the table on page 10 were between 10% and 18% below the bonuses calculated by the formula. These adjustments reflect both the Committee's overall assessment of UAM's performance in 1998, based on the criteria described above, and the Committee's assessment of the performance in 1998 of these executive officers' respective functional areas.

Stock Option Awards In January 1998, the Committee granted stock options to each of the Named Executive Officers, except for Mr. Haldeman, under UAM's Stock Option Plan. To determine the size of the grants to UAM's Chief Executive Officer and Executive Vice Presidents, the Committee divided the officer's bonus for 1997 by the Option Value on the date of grant. Because Mr. Haldeman joined UAM in 1998, the Committee granted him stock options as part of his signing package. To determine the size of the grants to each of the other executive officers of the Company, the Committee divided the total of the executive officer's salary for 1998 and bonus for 1997 by the exercise price. In granting stock options to its executive officers, the Committee does not take into consideration the size of previous options granted to each executive officer.

In September 1998, the Committee granted additional stock options to each of the Named Executive Officers. Through 1998 UAM made changes in its senior management team and developed a new comprehensive strategy to improve its affiliates' internal growth and strengthen stockholder value. As a result, the Committee made these additional grants to further align the compensation opportunities for senior management with the success of this new strategy.

The exercise price for all stock options granted to executive officers equals the market value of the underlying shares on the date of grant. Therefore, ultimately, the stock options have value only if the value of the underlying shares increases.

STOCK OWNERSHIP GUIDELINES

The Committee also maintains UAM common stock ownership guidelines for UAM's most senior management. These guidelines require each of Messrs. Reamer and Haldeman to own shares equal in value to at least five times his annual salary, and each of Messrs. Park and Kettle to own shares equal in value to at least three times his annual salary. Each of these officers has satisfied the applicable requirement.

TAX POLICY

Section 162(m) of the Internal Revenue Code limits the tax deduction available to the Company for compensation paid to the Company's five most highly compensated officers. However, the limit does not apply to compensation paid upon Company attainment of performance goals under a program approved by the stockholders. The Committee believes that the cash flow bonus payments described in this report and any future gains from stock options described in this report meet this requirement, and therefore that these amounts will be deductible to the Company for federal income tax purposes.

GLOSSARY

Named Executive Officers UAM's Chief Executive Officer and the four other most highly compensated executive officers.

New Peer Group This term is defined under "Executive Compensation -- Performance Graph."

Operating Cash Flow In any fiscal year, UAM's net income or loss plus amortization, depreciation and the reduction in value of intangible assets, net of taxes.

Option Value The value of an option on a single share of UAM common stock based on the Black-Scholes model.

BY THE COMPENSATION COMMITTEE

Philip Scaturro, Chairman
Robert J. Greenebaum
Barbara S. Thomas

                               PERFORMANCE GRAPH

This graph compares over a five-year period beginning December 31, 1993:

* UAM's cumulative total stockholder returns (assuming reinvestment of dividends);

* the cumulative total stockholder return of companies in Standard & Poor's 500 Composite Stock Index ("S&P 500");

* the cumulative total stockholder return of companies in an industry peer group index compiled by us that consists of the same companies included in the industry peer group index shown in last year's proxy statement ("Old Peer Group"); and

* the cumulative total stockholder return of companies in an industry peer group index compiled by us that includes all of the public companies that we currently consider our peers ("New Peer Group").

We developed the New Peer Group this year in response to the numerous changes occasioned by mergers, acquisitions and initial public offerings that have occurred in our industry. We believe the New Peer Group includes all publicly-traded issuers that derive a majority of their revenues from asset management business. The companies included in the Old Peer Group and the New Peer Group are:

----------------------------------------------------------------------------------
          OLD PEER GROUP(1)                             NEW PEER GROUP
----------------------------------------------------------------------------------
Alliance Capital Management L.P.            Affiliated Managers Group, Inc. (2)
Atalanta Sosnoff Capital Corp.              Alliance Capital Management L.P.
Bull & Bear Group, Inc.                     AMVESCAP Plc (3)
Eaton Vance Corp.                           Atalanta Sosnoff Capital Corp.
Franklin Resources, Inc.                    Bull & Bear Group, Inc.
Nvest L.P.                                  Conning Corp. (4)
PIMCO Advisors Holdings, L.P.               Eaton Vance Corp.
Pioneer Group, Inc.                         Federated Investors, Inc. (5)
T. Rowe Price Associates                    Franklin Resources, Inc.
                                            John Nuveen & Co.
                                            Liberty Financial Companies (6)
                                            Nvest L.P.
                                            Phoenix Investment Partners, Ltd. (7)
                                            Pilgrim America Capital Corporation
                                            PIMCO Advisors Holdings, L.P.
                                            Pioneer Group, Inc.
                                            SEI Investments Company
                                            T. Rowe Price Associates
                                            Waddell & Reed Financial, Inc. (8)
----------------------------------------------------------------------------------

---------------
(1) The Old Peer Group also included Colonial Group, Inc. (until its acquisition by Liberty Financial Companies, Inc. in March 1995); Dreyfus Corp. (until its acquisition by Mellon Bank Corp. in August 1994); Duff & Phelps Corp. (through December 1994 and its merger with a unit of Phoenix Home Life Mutual Insurance Company); and Oppenheimer Capital, L.P. (until its merger with and into PIMCO Advisors Holdings, L.P. in December 1997).

(2) Included since its initial public offering in November 1997.

(3) Included since the merger of INVESCO with AIM in May 1997.

(4) Included since its initial public offering in December 1997.

(5) Included since its initial public offering in May 1998.

(6) Included since its acquisition of Colonial Group, Inc. in March 1995.

(7) Included since its acquisition of Duff & Phelps Corp. in November 1995.

(8) Included since its initial public offering in March 1998.

Because of these changes in the industry peer group index, SEC rules require us to present performance of both the Old Peer Group and the New Peer Group.

The graph assumes $100 invested at the closing price of the common stock on December 31, 1993 in UAM and each of the comparative indices.

Total return for UAM's common stock is determined on a yearly basis by adding
(a) the cumulative amount of dividends from January 1 to December 31 of the year in question (assuming dividend reinvestment) and (b) the difference between the closing price on December 31 of the prior year and on December 31 of the year in question, and then dividing this sum by (c) by the closing price of UAM's common stock on December 31 of the year in question.

Total returns for the S&P 500, the Old Peer Group and the New Peer Group are determined on a yearly basis assuming dividend reinvestment.

The Old Peer Group and the New Peer Group indices were compiled on a weighted-average basis (market-capitalization basis, adjusted at the beginning of each year). For a component company that became publicly traded after December 31, 1993, its inclusion in the New Peer Group index was accomplished by re-allocating, as of the date the company went public, the total value of the index to include the new entity on a weighted-average basis.

[STOCK PERFORMANCE GRAPH]

                                                UAM                  S&P 500             OLD PEER GROUP         NEW PEER GROUP
                                                ---                  -------             --------------         --------------
'1993'                                         100.00                 100.00                 100.00                 100.00
'1994'                                          93.38                 101.32                  84.23                  85.15
'1995'                                         100.04                 139.40                 130.93                 124.84
'1996'                                         142.94                 171.40                 176.95                 166.40
'1997'                                         134.78                 228.59                 295.90                 253.47
'1998'                                         148.05                 293.92                 285.47                 232.85

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
--------------------------------------------------------------------------------

During 1998, the following individuals served on the Compensation Committee:
Philip Scaturro, Robert J. Greenebaum and Barbara S. Thomas. None of these Directors was, during or before 1998, an officer or employee of UAM or any of our affiliates.

During 1998, UAM was a party to an agreement in which Mr. Scaturro, a member of our Compensation Committee, had an indirect interest. This transaction is described under "Governance of the Company -- Related Transactions."

SEC rules require disclosure of "interlocks," that is, certain circumstances where an officer of UAM might serve as a director or member of the compensation committee of another company, while an officer of that other company serves as a Director of UAM or member of our Compensation Committee. During 1998, UAM had no interlocks with other companies.

     REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY PROPOSALS,
           NOMINATION OF DIRECTORS AND OTHER BUSINESS OF STOCKHOLDERS
--------------------------------------------------------------------------------

Proposals for Inclusion in Proxy Statement Under the rules of the SEC, stockholder proposals intended to be presented at UAM's 2000 Annual Meeting of Stockholders must be received by us (sent to the attention of Joseph R. Ramrath, Secretary) at our principal executive offices by November 27, 1999 for inclusion in the proxy statement and form of proxy relating to that meeting.

Other Proposals (Not for Inclusion in Proxy Statement) Under our By-laws and the rules of the SEC, a stockholder must follow certain procedures to nominate one or more individuals for election as a Director or to introduce an item of business at an annual meeting of stockholders. These procedures provide that any nomination or proposed item of business must be submitted in writing to the Secretary of the Company at One International Place, Boston, MA 02110. Usually, the nomination or proposed item of business must be received:

(i) no later than the close of business on the 90th day, and

(ii) no earlier than the close of business on the 120th day,

before the first anniversary of the preceding year's annual meeting. However, if the annual meeting is held more than 30 days before, or more than 60 days after, the first anniversary of the preceding year's annual meeting, then the nomination or proposed item of business must be received no later than the 10th day following the day on which UAM first makes a public announcement of the date of the annual meeting, and:

(i) no later than the close of business on the 90th day, and

(ii) no earlier than the close of business on the 120th day,

before the annual meeting.

A nomination must contain the following information about the nominee:

*  name;

*  age;

*  business and residence address;

*  principal occupation or employment;

*  the number of shares of UAM's common stock, if any, held by the nominee;

* the information that would be required under SEC rules in a proxy statement soliciting proxies for the election of such nominee as a Director; and

*  a signed consent of the nominee to serve as a Director of UAM, if elected.

Notice of a proposed item of business must include:

* a brief description of the substance of, and the reasons for, conducting such business at the annual meeting;

*  the stockholder's name and address;

* the number of shares of UAM's common stock held by the stockholder (with supporting documentation where appropriate); and

*  any material interest of the stockholder in such business.

The Board is not aware of any matters that are expected to come before the Annual Meeting other than those referred to in this Proxy Statement. If any other matter should properly come before the Annual Meeting, the persons named in the accompanying Proxy Card intend to vote the proxies in accordance with their best judgment.

The chairman of the meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person not made, in compliance with the above procedures.

--------------------------------------------------------------------------------

Whether or not you plan to attend the Annual Meeting, please vote by marking, signing, dating and promptly mailing your Proxy Card to our transfer agent, Boston EquiServe, L.P., in the enclosed envelope. No postage is required for mailing in the United States.

                                        By order of the Board of Directors,

                                        Joseph R. Ramrath
                                        Secretary

March 26, 1999

                                                                   SKU 489-PS-99

      [0489 - UNITED ASSET MANAGEMENT CORPORATION] [FILE NAME: UAM22B.ELX]
                             [VERSION - 5] [3/7/99]

UAM22B                             DETACH HERE
--------------------------------------------------------------------------------

                                      PROXY

                       UNITED ASSET MANAGEMENT CORPORATION

          THE BOARD OF DIRECTORS OF UNITED ASSET MANAGEMENT CORPORATION
                            IS SOLICITING THIS PROXY

     The undersigned owns shares of Common Stock of United Asset Management Corporation ("UAM"). UAM's Annual Meeting of Stockholders will be held on Thursday, May 20, 1999, beginning at 9:30 a.m. at The Boston Harbor Hotel, 70 Rowes Wharf, Boston, Massachusetts. The undersigned appoints each of Norton H. Reamer, Charles E. Halderman, Jr. and William H. Park, acting singly, with the power of substitution to each, as attorney, agent and proxy to vote all shares of Common Stock that the undersigned is entitled to vote, at this Annual Meeting and at any adjournment or postponement of this Annual Meeting.


     The individuals named above will vote these shares as directed by the undersigned on this proxy.

     IF NO PROPER VOTING INSTRUCTIONS ARE GIVEN, THE INDIVIDUALS NAMED ABOVE WILL VOTE THESE SHARES FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE OF THIS PROXY AS DIRECTORS OF UAM, AND FOR ITEM 2.

     IF ANY OTHER MATTERS ARE PROPERLY PRESENTED FOR CONSIDERATION AT THIS ANNUAL MEETING, THE INDIVIDUALS NAMED ABOVE WILL HAVE THE DISCRETION TO VOTE THESE SHARES ON THOSE MATTERS.

-----------                                                          -----------
SEE REVERSE          (Please sign and date on reverse side)          SEE REVERSE
   SIDE                                                                 SIDE
-----------                                                          -----------

UNITED ASSET MANAGEMENT CORPORATION

         c/o EquiServe

         P.O. Box 8040

         Boston, MA 02266-8040







      [0489 - UNITED ASSET MANAGEMENT CORPORATION] [FILE NAME: UAM22A.ELX]
                             [VERSION - 5] [3/7/99]

UAM22A                             DETACH HERE
--------------------------------------------------------------------------------

[X] Please mark
    votes as in
    this example.

ITEM 1. TO ELECT THE FOLLOWING NOMINEES AS DIRECTORS OF UAM TO SERVE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED: Norton H. Reamer, Charles E. Haldeman, Jr., Harold J. Baxter, Francis Finlay, Robert J. Greenebaum, Beverly L. Hamilton, George E. Handtmann, III, Jay O. Light, Michael C. Mewhinney, David I. Russell, Philip Scaturro, John A. Shane and Barbara S. Thomas

             FOR [ ]                                   [ ] WITHHELD
             All                                           From All
           Nominees                                        Nominees

[ ] ____________________________________________________________________________
                    FOR all nominees except as written above

ITEM 2. TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS OF UAM FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.

                        FOR     AGAINST     ABSTAIN
                        [ ]       [ ]         [ ]

MARK HERE IF YOU PLAN TO ATTEND THE MEETING   [ ]

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [ ]

Please sign exactly as your name is printed on this proxy. When signing as attorney-in-fact, executor, administrator, trustee, guardian or custodian, or in any other representative capacity, please write title.

Owner:___________________ Date:_______ Co-Owner:___________________ Date:_______